UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 23, 2008

                     Morgan Stanley Spectrum Technical L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                       0-26338                13-3782231
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       (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                       10036
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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   Item 8.01.  Other Events.
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      Demeter Management Corporation, the general partner of the Registrant and each of the four other Spectrum Series partnerships (the "General Partner"), will terminate the offering of units of limited partnership of the Registrant, Spectrum Select, Spectrum Strategic, Spectrum Global Balanced, and Spectrum Currency after the November 30, 2008 monthly closing. As a result, effective December 1, 2008, the General Partner will no longer accept any subscriptions for new investments in any of the Spectrum Series of partnerships nor any exchanges into any Spectrum Series partnership, including exchanges among the partnerships.

      While no subscriptions or exchanges for the Spectrum Series partnerships will be accepted after the November 30, 2008 closing, the General Partner will continue to operate the partnerships and the partnerships' trading advisors will continue to trade the partnerships' assets in accordance with the terms of their respective management agreements. The management fees and incentive fees payable by each partnership to its trading advisors and the brokerage fees payable to Morgan Stanley & Co. Incorporated will remain the same. Investors in the Spectrum Series partnerships will continue to be able to redeem units of the partnerships at any month-end closing subject to the terms, conditions and charges set forth in the Spectrum Series prospectus dated May 1, 2008. Investors will continue to receive monthly and annual reports as they have in the past, and the partnerships will continue to file periodic reports with the Securities and Exchange Commission, as required under the Securities Exchange Act.

      As a result of the termination of the offering, the General Partner will terminate the escrow agreement with The Bank of New York and the selling agreement with Morgan Stanley & Co. Incorporated following the November 30, 2008, monthly closing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY SPECTRUM TECHNICAL L.P.

Date:  September 23, 2008       By:   Demeter Management Corporation
                                      as General Partner


                                   /s/ Walter Davis
                                ----------------------------------------
                                Name:  Walter Davis
                                Title: President